EXHIBIT 99.1

COMPRESSCO LP™



Capital Link

Master Limited Partnership Investing Forum

www.csicompressco.com

March 5, 2015

Forward Looking Statement

COMPRESSCO LP™

This presentation includes certain statements that are deemed to be forward-looking statements. Generally, the use of words such as "may," "expect," "intend," "estimate," "projects," "anticipate," "believe," "assume," "could," "should," "plans," "targets," or similar expressions that convey the uncertainty of future events, activities, expectations, or outcomes identify forward-looking statements. These forward-looking statements include statements concerning expected unaudited results of operations for 2014 and 2015, anticipated benefits and growth of CSI Compressco LP following the acquisition of Compressor Systems, Inc. (CSI), including increases in cash distributions per unit, financial guidance, estimated distributable cash, estimated earnings, earnings per unit, and statements regarding CSI Compressco's beliefs, expectations, plans, goals, future events and performance, and other statements that are not purely historical. These forward-looking statements are based on certain assumptions and analyses made by CSI Compressco in light of its experience and its perception of historical trends, current conditions, expected future developments and other factors it believes are appropriate in the circumstances. Such statements are subject to a number of risks and uncertainties, many of which are beyond the control of CSI Compressco, including the ability of CSI Compressco to successfully integrate the operations of CSI and the ability to realize the anticipated benefits of the acquisition. Investors are cautioned that any such statements are not guarantees of future performances or results and that actual results or developments may differ materially from those projected in the forward-looking statements. Neither CSI Compressco's independent auditors, nor any other independent accountants or experts have expressed any opinion or any other form of assurance related to the Partnership's estimates of increased cash available for distribution or their achievability, but in the view of CSI Compressco management, these estimates were prepared on a reasonable basis, reflect the best currently available information and represent, to the best of management's knowledge and belief, CSI Compressco's expected course of action. However, this information is not fact and this statement should not be regarded as a representation by CSI Compressco that it will pay such increased cash distributions. Some of the factors that could affect the Partnership's actual results and the ability of CSI Compressco to increase its cash distributions per common unit as described above are described in CSI Compressco's Annual Report on Form 10-K for the year ended December 31, 2013, as well as other risks identified from time to time in Form 10-Q and Form 8-K filed with the U.S. Securities and Exchange Commission. CSI Compressco undertakes no obligation to update or revise any forward-looking statement to reflect new information or events.

Please Note: CSI Compressco™, GasJack®, VJack™, SuperJack™, ePumper®, and Compressco® are jointly registered trademarks or trademarks of CSI Compressco Operating LLC and CSI Compressco Sub Inc. in the United States and/or other countries.

Corporate Profile

CSI COMPRESSCO LP™

- Compressco Partners LP Acquired Compressor Systems, Inc., Aug. 2014
  - Compressco (formed 1998, originally Gas Jack in 1984)
  - Compressco Partners LP (IPO 2011, GSJK)
  - Compressor Systems, Inc. (formed 1971)
- New Ticker Symbol (CCLP) and Name (CSI Compressco LP), Dec. 2014
  - 44 years of history
  - ≈ 950 Employees
  - ≈ 6,400 compressor packages
  - ≈ 1.1 million horsepower
  - ≈ 35 locations, U.S. and Canada
  - Global footprint
- CSI Compressco LP operates as MLP
  - Tax advantage
  - Lower cost of capital
  - Growth opportunities
- TETRA Technologies, Inc. (NYSE: TTI)
  - Acquired Compressco in 2002
  - Owns General Partner (2% interest)
  - Owns 42% of Common Units
  - Owns IDRs

Stock Market / Symbol	NASDAQ: CCLP
Recent Unit Price(1)	$17.17
Market Capitalization(1)	$569M
Enterprise Value(1)	$1.1B
Number of Units Outstanding(2)	33.1M
Average daily volume (last 3 months) (1)	194,667
Distribution Annualized(3)	$1.94
Distribution Yield(1)	11.3%
Headquarters	Midland, Texas

(1) As of February 27, 2015
(2) As of November 13, 2014
(3) Annualized Q4-2014 unit distribution is shown. Q4-2014 unit distribution of $0.485/outstanding unit paid February 13, 2015.

Compression Value Chain

COMPRESSCO LP™



Wellhead and Gas Gathering	Gas Processing	Storage and Distribution	Pipeline and Transmission
Hydrocarbon production	**Delivery and Processing**	**Distribution Options**	**Transportation Efficiency**
Wellhead = Single Well Gathering = Multiple Wells Gas Lift Vapor Recovery Units CO_2 Applications	Inlet Compression Outlet Compression Refrigeration	Injection and withdrawal	Mainline Compression
25 to 2,500 Hp	500 to 4,000 Hp	2,000 to 8,000 Hp	2,000 to 8,000 Hp
Compression Services Aftermarket Services Equipment Sales	Equipment Sales Aftermarket Services	Equipment Sales	Equipment Sales

CSI COMPRESSCO LP™

Comparatively Stable Fleet Hp Utilization Through Swings in Commodity Prices

Stable Sector of Energy Service

- Less susceptible to commodity price swings
- Gas production requires compression
- Compression is part of the natural gas infrastructure
- Long life assets with flexibility in application
- End of life well applications

CSI Compressco Position in the Industry

- 2nd largest vertically integrated provider
- 4th largest fleet (Hp)
- 12% market share of US and Canada Compression Services(4)
- 9% market share of global compression services (5)


Macro Variables(1) vs. Fleet Hp Utilization(2)
Macro Variables (% change from 2008)
20%
10%
0%
-10%
-20%
-30%
-40%
-50%
-60%
-70%
-80%
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
Utilization
2008
2009
2010
2011
2012
2013
2014
Feb 2015(3)
CSI Compresso Fleet Utilization
HH Gas Price
WTI Oil Price
Rig Count


Revenue Generating Horsepower(6)
1,600
1,400
1,200
1,000
800
600
400
200
3,700
1,351
1,303
955
424
Exterran
USA Compression
Regency CDM
CSI Compressco
J-W Operating

Packaging Capability	Yes	No	No	Yes	Yes

(1) Macro Variables; Rig Count: Baker Hughes. HH Gas Price & WTI Oil Prices: EIA
(2) Pro-forma 2008 - 2013 YE Hp utilization of combined CSI and Compressco Partners fleets prior to acquisition
(3) 2015 data is as of February 28, 2015, with Hp utilization estimated
(4) Internal estimate based on data from Gas Compressor Association
(5) Spears & Associates, Inc., Oilfield Market Report 2005-2015, January 2015
(6) CSI Compressco Hp as of December 31. 2014, others per most recent data available for review

CSI Compressco Overview

Serves the Entire "Compression Value Chain"

- Flexible Compression Services Fleet
  - Wide spectrum of size (Hp)
  - Geographically dispersed in U.S.
  - Large scope of applications
  - Customer diversity
  - Technology driven
- Equipment Sales Capabilities
  - State of the art facility for packaging
  - Internal engineering and design
  - Experienced in ≈ 50 Hp to ≈ 8,000 Hp packages
  - Packaging capacity of ≈ 350,000 Hp per year
- Aftermarket Services (AMS)
  - Add-on service to customers
  - Balances use of facilities & personnel
- Experienced and Established Management Team
- Strong Customer Relationships
- Brand Recognition

2014 Revenue[1]



AMS, 7%
Equipment Sales, 35%
Compression & other Services 58%

2014 Revenue[1]



Intl. 16%
United States 84%



Revenue & Adjusted EBITDA Margin(2)
$500
$450
$400
$350
$300
$250
$200
$150
$100
$50
$-
40%
35%
30%
25%
20%
15%
10%
5%
0%
35%
28%
32%
31%
29%
28%
$81
$96
$109
$121
$283
$470
(3)
2010
2011
2012
2013
2014
2015 (2)
Revenue (In $ Millions)
Adjusted EBITDA Margin

(1) Pro-forma 2014 revenue includes Compressor Systems, Inc., January 1, 2014 through August 3, 2014 unaudited results, occurring prior to acquisition
(2) Adjusted EBITDA excludes unusual items and add backs non-cash equity compensation and amortization of financing costs
(3) Mid-point of 2015 guidance as provided February 26, 2015

Business Line with the Largest Portion of Revenue, Highest Contribution Margin, and Most Stable Cash Flow for the Partnership

- 4th Largest Compression Services Fleet
  - 6,402 Compressor Packages
  - 1,089,151 Hp
  - 2014 YE Utilization of 87.7%
  - Built primarily ‘in house’
  - Average age < 7.5 years (1)
- Internal Packaging Capability
  - Flexibility in offering
  - Cycle time
  - Quality control
  - Cost control
- Real-Time Remote Monitoring System
  - Predictive maintenance
  - Personnel management
  - Reduced maintenance costs

Fleet Composition(2)

Hp by Application


VR, 2%
Wellhead, 18%
Gas Lift, 20%
Gathering, 60%

Hp by Resource Play


Oil, 43%
Gas, 57%

Hp by Range


0-100 HP, 19%
100-800 HP, 40%
>800 HP, 41%

Hp by Region


International, 3%
East, 10%
Mid-Continent, 19%
West, 20%
Permian, 23%
South Texas, 25%

(1) *Hp weighted average age of compression services fleet as of December 31, 2014.*
(2) *Fleet composition as of December 31, 2014*

Growth Strategy

COMPRESSCO LP™

Anticipated $205 Billion Investment and 13 Million Hp of New Compression for Gathering and Transmission in U.S. in next 20 years.[1]

Domestic

- Product Cross-Selling
- Further Additions of Most Highly Utilized Equipment
- Continue Pursuit of Vapor Recovery Market
- Increase Utilization of Field Facilities for AMS
- Marcellus / Utica Opportunities

International

- Leverage Compressco Presence for CSI Equipment
- Leverage TETRA Footprint
- Work Though Distributors and Representatives Where Needed
- Pump Systems International (wholly owned subsidiary)

Midstream

- Expand Customer Base, Top 10 Processors
- Build-Own-Operate Opportunities
- Unique Capabilities with Refrigeration Compressors

Acquisitions

- Customer Equipment; Purchase + Service Agreement
- Strategic Geographic Footprint Expansion

(1) Interstate Natural Gas Association of America (INGAA); North American Natural Gas Midstream Infrastructure through 2035

Focused on Distribution Growth and Maintaining Strong Balance Sheet

Quarterly Distribution (Annualized)



$1.95
$1.85
$1.75
$1.65
$1.55
$1.45
$30
$25
$20
$15
$10
$5
$0
Growth 25%
$1.55
$1.59
$1.68
$1.70
$1.72
$1.75
$1.78
$1.81
$1.84
$1.94
Q4-11
Q1-12
Q2-12
Q3-12
Q4-12
Q1-13
Q2-13
Q3-13
Q4-13
Q1-14
Q2-14
Q3-14
Q4-14
Distribution Per Unit
Stock Price

- Consistent Cash Flows
- Increased Distributions Nine of Last Ten Quarters

Balance Sheet

$ Millions	CSI Compressco (as of 12/31/2014)
Cash as of 12/31/2014	$34
Revolver Availability	$205
Liquidity[1]	**$239**
Revolver Outstanding	$195
Current Portion of LT Debt	-
Senior Notes	$345
Total Debt	**$540**
TTM Pro-forma Adjusted EBITDA[2],[3]	$132.3
Total Debt/TTM Pro-forma Adjusted EBITDA[3]	**4.1x**

- Ample Liquidity to Fund Growth Opportunities
- Senior Notes Debt at 7.25% Maturing in 2022

(1) Excludes letters of credit
(2) Adjusted EBITDA excludes unusual items and adds back non-cash equity compensation and amortization of financing costs
(3) Pro-forma 2014 Adjusted EBITDA includes Compressor Systems, Inc., January 1, 2014 through August 3, 2014 unaudited results, occurring prior to acquisition

Summary

COMPRESSCO LP™

Business Model Provides Predictable Cash Flow Stream

Operational

- #2 vertically integrated provider
- 44 year history
- Experienced management team
- Valuable customer relationships
- Trained, skilled, & stable workforce
- Safety culture

Financial

- Increased DPU 9 of last 10 QTRs
- Strong Q4-2014 performance
  - $35 M of Adjusted EBITDA[1]
  - $28 M of DCF with 1.7x coverage ratio
- Consistent cash flows
- Positioned for organic growth and for acquisitions
- Ample Liquidity to Fund Growth

2015 Guidance

- Revenue of $460M to $480M
- EBITDA of $125M to $135M
- Capital expenditures of $100M
  - $83M Fleet Growth
  - $ 3M Growth, Non-Fleet
  - $14M Maintenance





(1) Adjusted EBITDA excludes unusual items and add backs non-cash equity compensation and amortization of financing costs

COMPRESSCO LP™



Appendix

March 5, 2015

Highly qualified management team with significant industry experience

Tim Knox – President

- President CSI Compressco since August 2014
- President & COO of CSI since October 2010
- 24 years of compression industry experience with CSI and Dresser-Rand
- BS Mechanical Engineering (Univ. of OK), Master of Business Administration (OK State Univ.)

Brad Benge – VP Operations

- VP Operations for CSI Compressco since August 2014
- VP of Compression Services for CSI since February 2008
- 35 years of compression operation and service experience with CSI, Exterran, Universal Compression, Tidewater Compression Services, and Halliburton Resource Management

James Rounsavall – CFO

- CFO CSI Compressco since April 2012
- 25 years experience with Wood Group, Halliburton and Ernst & Young
- BS Business Administration (Univ. of AR), Bachelor of Accountancy (Univ. of Houston)
- Certified Public Accountant

Anthony Speer – VP Manufacturing

- VP Manufacturing & Supply Chain CSI Compressco since August 2014
- Director then VP Manufacturing CSI Since April 2006
- 23 years of experience in manufacturing management with Halliburton and CSI
- BS Industrial Engineering (Texas A&M Univ.)

Ron Foster – SVP & CMO

- SVP and Chief Marketing Officer since August 2014
- Served as President of Compressco from 2008 -2014
- 30 years of experience with Wood Group, Halliburton and Dresser
- BS Economics (OK State Univ.)

Non-GAAP Financial Measures

CSI COMPRESSCO LP™

CSI Compressco Partners (the "Partnership") includes in this presentation the non-GAAP financial measures EBITDA, Adjusted EBITDA, Adjusted EBITDA margin, enterprise value, distributable cash flow, distribution coverage ratio and debt to Adjusted EBITDA. EBITDA and Adjusted EBITDA are used as a supplemental financial measure by the Partnership's management to:

- assess the Partnership's ability to generate available cash sufficient to make distributions to the Partnership's unit holders and general partner;
- evaluate the financial performance of its assets without regard to financing methods, capital structure or historical cost basis;
- measure operating performance and return on capital as compared to those of our competitors; and
- determine the Partnership's ability to incur and service debt and fund capital expenditures.

The Partnership defines EBITDA as earnings before interest, taxes, depreciation and amortization.
The Partnership defines Adjusted EBITDA as sum of EBITDA, non-cash equity compensation expense, and amortization of financing costs, less unusual items.
The Partnership defines Adjusted EBITDA margin as Adjusted EBITDA divided by revenue.

Enterprise value is defined as market capitalization plus the sum of long-term and short-term debt on the consolidated balance sheet, less cash, excluding restricted cash on the consolidated balance sheet. The Partnership's management uses enterprise value as a measure of the market value of the Partnership if it were free of debt.

Distributable cash flow is used as a supplemental financial measure by the Partnership's management as it provides important information relating to the relationship between our financial operating performance and our cash distribution capability. Additionally, the Partnership uses distributable cash flow in setting forward expectations and in communications with the board of directors of our general partner. The Partnership defines distributable cash flow as EBITDA less current income tax expense, maintenance capital expenditures, and interest expense, plus the non-cash cost of compressors sold and equity compensation expense. The Partnership also calculates the ratio of distributable cash flow to the total cash distributed (the distribution coverage ratio) as it provides important information relating to the relationship between the Partnership's financial operating performance and its cash distribution capability. The Partnership defines the distribution coverage ratio as the ratio of distributable cash flow to the quarterly distribution payable on all outstanding common and subordinated units and the general partner interest.

The Partnership defines Debt to Adjusted EBITDA as balance of debt at the end of the period divided by last twelve months of Adjusted EBITDA.

These non-GAAP financial measures should not be considered an alternative to net income, operating income, cash flows from operating activities or any other measure of financial performance presented in accordance with GAAP. These non-GAAP financial measures may not be comparable to EBITDA, distributable cash flow or other similarly titled measures of other entities, as other entities may not calculate these non-GAAP financial measures in the same manner as CSI Compressco Partners. Management compensates for the limitation of these non-GAAP financial measures as an analytical tool by reviewing the comparable GAAP measures, understanding the differences between the measures and incorporating this knowledge into management's decision making process. Furthermore, these non-GAAP measures should not be viewed as indicative of the actual amount of cash that CSI Compressco Partners has available for distributions or that the Partnership plans to distribute for a given period, nor should they be equated to available cash as defined in the Partnership's partnership agreement.

Appendix

COMPRESSCO LP™

Adjusted EBITDA Reconciliation						
In $Millions	2010	2011	2012	2013	2014 Q4	2014
Net Income	$ 14	$ 7	$ 16	$ 18	$ 4	$ 10
Provision of Income Taxes	2	2	3	2	$ (1)	13
Profit Before Taxes	$ 16	$ 9	$ 20	$ 20	$ 3	$ 10
Interest Expense	0	5	0	0	8	13
DD&A	13	13	13	15	20	41
Equity Compensation	-	-	2	1	1	2
Amortization of financing costs	-	-	-	-	1	1
Unusual Items	-	-	-	1	3	14
Adjusted EBITDA	$ 29	$ 27	$ 35	$ 37	$ 35	$ 81
Adjusted EBITDA Margin	35%	28%	32%	31%	28%	29%

(Thousands, except unit price)		
Market Capitalization Reconciliation:		
Market price per unit on 2/27/2015	$	17.17
Units outstanding as of 11/13/14		33,142
Market Capitalization	**$**	**569,054**
Enterprise Value:		
Market Capitalization based on 2/27/2015	$	569,054
Debt as of 12/31/2014	$	539,961
Enterprise Value	**$**	**1,109,015**

Appendix

COMPRESSCO LP™

In $Millions	CCLP 2014	CSI Unaudited (1/1/14 to 8/3/14)	2014 Pro-Forma Unaudited
Revenue	$ 283	$ 208	$ 491
COGS	175	136	311
DD&A	41	22	64
G&A	32	20	52
Interest Expense	13	1	14
Other Income	12	0	12
Profit Before Taxes	**$ 10**	**$ 28**	**$ 38**
Pro-Forma Adjusted EBITDA Reconciliation			
Profit Before Taxes	10	28	38
Interest Expense	13	1	14
DD&A	41	22	64
Stock Option Expense	2	-	2
Amortization of Financing Costs	1	-	1
Unusual Items	14	-	14
Adjusted EBITDA	**$ 81**	**$ 51**	**$ 132**

Distributable Cash Flow	
In $Millions	2014 - Q4
Net Income	$ 4
Provision for Income Taxes	(1)
Depreciation and Amortization	20
Interest Expense, net	8
EBITDA	**$ 31**
Less:	
Current income tax benefit	(2)
maintenance capital expenditures	(3)
Interest Expense	(8)
Plus:	
Non-cash cost of compressors sold	6
Equity Compensation	1
Amortization of financing Costs	1
CSI transaction related costs	3
Distributable Cash Flow	**$ 28**
Cash distribution attributable to period	**$ 17**
Coverage Ratio	**1.7x**